EXHIBIT (10)(d)(2)

                SPLIT DOLLAR INSURANCE AGREEMENT


     THIS SPLIT DOLLAR INSURANCE AGREEMENT ("Agreement") is made as of March 1, 1994, by and between ALLTEL Corporation, a

Delaware corporation (the "Company"), and the undersigned

employee of the Company (the "Employee").

     In consideration of the services rendered and to be rendered by the Employee to the Company or any of its subsidiaries or affiliates (employment or duties with the Company shall include employment or duties with any subsidiary or affiliate of the

Company) and of the mutual covenants contained herein, the

parties hereto agree as follows:

     1. Purchase of Insurance. The Company shall maintain the life insurance policy or policies (individually, a "policy" and, collectively, the "policies") on the life of the Employee from the insurance company or companies (individually, an "Insurance Company" and, collectively, the "Insurance Companies") specified on the Policy Specification attached hereto as Exhibit A), shall pay all premiums on the policies when due, and shall be designated as sole owner of the policies subject to the conditions hereafter set forth.

     2. Payment of Proceeds. Upon the death of the Employee while this Agreement remains in effect, the proceeds of the policies shall be paid as follows:

          (a) To the Employee's beneficiary or beneficiaries designated in accordance with Paragraph 3, an amount calculated in the manner set forth on the schedule attached hereto as Exhibit B, for the Plan Year of the Employee's death.

          (b) To the Company, an amount equal to the balance, if any, of the proceeds of the policy, and of any additional insurance purchased in accordance with Paragraph 3, after payment of the applicable amount to the Employee's beneficiary or beneficiaries in accordance with clause (a) of this Paragraph 2.

     3. Rights Under Policy. Each and every right of ownership of each policy is reserved to the Company. Each policy shall provide that the dividends payable with respect to the policy may be applied as determined by the Company in its sole discretion. The Company shall be entitled to any premiums paid on the policies that are refunded by the Insurance Companies. The Company shall make no loan against the policies that would prevent payment of the proceeds of the policies in accordance with the provisions of clause (a) of Paragraph 2. Payment of the proceeds of the policies in accordance with the provisions of clause (a) of Paragraph 2 shall be made in accordance with the Employee's written designation of beneficiary or beneficiaries specified to the Company from time to time (which, as of the date hereof, are as set forth on the schedule attached hereto as Exhibit B).

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     4.  Liability  of  Insurance  Company.  In issuing any policy of  insurance covered by this Agreement, an Insurance Company shall have no liability except as set forth in the policy. The Insurance Company shall not be bound to inquire into or take notice of any of the provisions of this Agreement as to the policy or as to the application of the proceeds of the policy. Rights under the policy may be exercised during the life of the Employee in accordance with the provisions of the policy. Upon the death of the Employee, the Insurance Company shall be discharged from all liability on payment of the proceeds in accordance with the policy provisions without regard to this Agreement or any amendment thereof.

     5.   Termination.

          (a) This Agreement may be terminated by either the Company or the Employee by written notice to the other specifying the effective date of termination.

          (b) This Agreement automatically shall terminate at the end of the first month in which:
          (1) the Company fails to make the premium payments required under Paragraph 1; or
          (2) the Employee's service with the Company is terminated for any reason other than death or total and permanent disability.

     6. Non-Payment of Benefits. If the Employee dies by suicide, while sane or insane, within two years after the date of issue or reissue of the policy, or if for any reason an Insurance Company does not pay benefits under the policy during the contestable period (not to exceed two years after the date of issue or reissue of the policy) because of fraud, misrepresentation, or other action by the Employee falling within the applicable provisions of the policy, the Company shall have no liability under this Agreement.

     7. Plan Year. For purposes of this Agreement, the first Plan year shall begin on the effective date of this Agreement and extend through the next
December 31. Each subsequent Plan year shall begin on January 1 of the succeeding year and end on December 31 of such year.

     8. Miscellaneous. Nothing contained in this Agreement shall be construed as giving the Employee the right to be retained in the service of the Company or shall in any way affect the right of the Company to control the Employee or to terminate the employment of the Employee at any time.

     9. Amendment. This Agreement may be amended by a writing signed by the Company and the Employee and attached hereto.

     10.  Notices.  Notices under this Agreement shall be
effective if delivered, in the case of the Company, to One Allied
Drive, Little Rock, Arkansas 72202, attn:  Vice President-
                                2

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Human Resources,  and, in the case of the Employee,  to the address set forth on the schedule attached hereto as Exhibit B. The Company and the Employee each may change the address to which notices should be sent by written notice to the other.

     11. Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, the Company and the Employee have signed this Agreement, in the case of the Company, by its duly authorized officers, effective as of the date first above written.


                                   ALLTEL Corporation


                                   By: /s/ Joe Ford

                                   Title: Chairman and Chief Executive Officer


                                                                  the "Company"





                                  /s/ Francis X. Frantz
                                       Signature


                                   Francis X. Frantz
                                Name (Typed or Printed)


                                         the "Employee"
                                  3

                                  197


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                                                                      Exhibit A


              THE CINCINNATI LIFE INSURANCE COMPANY


POLICY SPECIFICATIONS

SPECIFIED AMOUNT                        $ 1,000,000
MINIMUM SPECIFIED AMOUNT                $    50,000
PREMIUMS PAYABLE FOR                    55 YEARS
DEATH BENEFIT OPTION                    B (INCREASING)
LOAN INTEREST RATE                      8% PER ANNUM IN ARREARS
MINIMUM PREMIUM                         $519.00  PER MONTH
MINIMUM GUARANTEED INTEREST RATE        .4167% MONTHLY
(5.0% PER ANNUM)                        FACTOR

PLANNED PERIODIC PREMIUMS               $10,476.00
(ANNUAL)
ADMINISTRATIVE CHARGE FOR PARTIAL
  WITHDRAWALS                           $25.00
PREMIUM EXPENSE CHARGE PERCENTAGE       7.5%
START UP PERIOD                         48 MONTHS

AT SOME FUTURE TIME, IT IS POSSIBLE THAT COVERAGE WILL EXPIRE IF NO PREMIUMS ARE PAID AFTER THE FIRST PREMIUM OR IF SUBSEQUENT PREMIUMS ARE INSUFFICIENT TO CONTINUE COVERAGE. CHANGES IN CURRENT INTEREST OR MORTALITY RATES WILL AFFECT COVERAGE.


NUMBER U2429668          AGE 40    POLICY DATE  03-01-1994
                                   MATURITY DATE 03-01-2049
INSURED FRANCIS X FRANTZ SEX MALE  MONTHLY ANNIVERSARY DATE  01

OWNER - AS STATED IN ATTACHED APPLICATION

BENEFICIARY - AS STATED IN ATTACHED APPLICATION UNLESS
SUBSEQUENTLY CHANGED

FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE POLICY
STANDARD PREMIUM CLASS

FORM 9502 (6/88)                            NS


                                4

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              THE CINCINNATI LIFE INSURANCE COMPANY

                      POLICY SPECIFICATIONS
                    ADDITIONAL RIDER BENEFITS
                                                                       PREMIUM
MONTHLY
     BENEFIT               AMOUNT       EXPIRY*        COST

ACCIDENTAL DEATH BENEFIT  $200,000      03-2024        $17.50











*  PREMIUM EXPIRY REPRESENTS THE DATE ON WHICH THIS BENEFIT
IS PAID UP.

** THIS MONTHLY COST CHANGES ON EACH POLICY ANNIVERSARY BASED UPON THE AGE AND THE AMOUNT OF COVERAGE IN FORCE.



NUMBER U2429668              AGE 40        POLICY DATE 03-01-1994

INSURED Francis X. Frantz   SEX MALE      MONTHLY ANNIVERSARY DAY 01




FORM 9502 (6/88)              3A                       NS


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                                                                      Exhibit B


Proceeds Payable to the Employee's Beneficiary(ies)

     The amount of insurance proceeds payable to the Employee's beneficiary or beneficiaries under Paragraph 2(a) of this Agreement in the event of the Employee's death shall be determined as follows:

     "The Employee's annual earnings (as determined by the Company for purposes of calculating amounts payable under the Company's group life insurance plan), minus the sum of the amount paid under the Company's "basic" portion of its group life insurance plan and the total amount paid or that would be payable under the Company's "supplemental" portion of its group life insurance plan (assuming the Employee were a participant thereunder), excluding any amount paid or payable under any "accidental death" portion thereof."

Beneficiary(ies) of the Employee

     The beneficiary or beneficiaries of the Employee as designated by the Employee under Paragraph 3 of this Agreement are as follows:

Antoinette F. Gideon, Trustee Under Trust Agreement, dated October 14, 1991, or successor trustee thereunder.



The Employee's Notice Address

     The address to which notices to the Employee under this Agreement should be sent is as follows:


                    Francis X. Frantz

                    12127 Fairway Drive

                    Little Rock, AR 72212

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